EXHIBIT 32.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350


In connection with the Annual Report of Ace Marketing & Promotions, Inc. (the "registrant") on Form 10-K for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "report"), I, Sean McDonnell , Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



March 27, 2009


        /s/     Sean McDonnell
        ------------------------------
        Sean McDonnell
        Chief Financial Officer